Financial income and expenses (Tables)	12 Months Ended
Dec. 31, 2023
Financial income and expenses
Schedule of financial income and expenses

EURm	2023	2022	2021
Interest income on financial investments	199	69	21
Interest income on financing components of other contracts	21	13	28
Net interest income on defined benefit plans(1)	187	92	26
Other financial income(2)	18	4	(6)
Total	425	178	69
(1)In 2023, Nokia changed the presentation of net interest income on defined benefit plans from financial expenses to financial income as it better reflects the nature of this item which Nokia expects to be an income also in the foreseeable future. The comparative amounts for 2022 and 2021 have been recast accordingly.
(2)In 2023, includes an expense of EUR 2 million (income of EUR 11 million in 2022 and expense of EUR 33 million in 2021) due to a change in the fair value of the financial liability related to Nokia Shanghai Bell. Refer to Note 6.3. Significant partly-owned subsidiaries.
Financial expenses

EURm	2023	2022	2021
Interest expense on interest-bearing liabilities	(201)	(103)	(113)
Negative interest on financial investments	(3)	(27)	(29)
Interest expense on financing components of other contracts(1)	(126)	(66)	(40)
Interest expense on lease liabilities	(28)	(26)	(24)
Net fair value (losses)/gains on hedged items under fair value hedge accounting	(93)	262	25
Net fair value gains/(losses) on hedging instruments under fair value hedge accounting	89	(265)	(25)
Net foreign exchange (losses)/gains	(187)	20	(60)
Other financial expenses(2)	(26)	(81)	(44)
Total	(575)	(286)	(310)
(1)In 2023, includes EUR 106 million (EUR 46 million in 2022 and EUR 12 million in 2021) related to the sale of receivables.
(2)In 2023, includes an increase in loss allowance of EUR 9 million (impairment of EUR 61 million in 2022 and increase in loss allowance of EUR 32 million in 2021) related to loans extended to certain emerging market customers.